SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 22, 2009

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Portions Amended:

The registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on January 22, 2009 to include the following materials from the Annual Report on From 10-K of AEP for the fiscal year ended December 31, 2007, filed on February 28, 2008 formatted in XBRL:  the (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Changes in Common Shareholders’ Equity and Comprehensive Income (Loss), (iv) Consolidated Statements of Cash Flows and (v) Notes to Consolidated Financial Statements.  Except as set forth in Item 9.01 below, no other changes are made to the Current Report on Form 8-K filed on January 22, 2009.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 100
The following materials from the Annual Report on From 10-K of AEP for the fiscal year ended December 31, 2007, filed on February 28, 2008 formatted in XBRL:  the (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Changes in Common Shareholders’ Equity and Comprehensive Income (Loss), (iv) Consolidated Statements of Cash Flows and (v) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
By:	/s/ Joseph M. Buonaiuto
Name:	Joseph M. Buonaiuto
Title	Senior Vice President and Chief Accounting Officer

January 22, 2009